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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  AUGUST 14, 2002
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-27977                98-0213257
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 (State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada                H4S 1Z6
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         Effective as of August 14, 2002, Lumenon Innovative Lightwave Technology, Inc. (the "Company") entered into an equity line arrangement under the terms of a common stock purchase agreement (the "Agreement") with Crossover Ventures, Inc. (the "Investor"). Under the terms of the Agreement, the Company has the option to obtain a maximum of $14,000,000 by issuing shares of its common stock in a series of periodic draw downs of funds. The draw downs are subject to certain limitations and the fulfillment of certain conditions, including a provision which limits the Investor's holdings to 9.999% of the outstanding shares of the Company's common stock at any given time and the receipt of stockholder approval for draw downs which will result in the issuance of common stock in excess of 19.9% of the common stock issued and outstanding as of the date of the agreement. These limitations and conditions will limit the amount which the Company may draw down from time to time.

         The price of the shares of the Company's common stock to be issued to the Investor will be based on a discount from 5% to 10% of the volume weighted average price of the common stock during the draw down period. The Company has no obligation to draw down the full amount of the commitment.

         Under the terms of the Agreement and a Registration Rights Agreement, dated as of August 14, 2002, between the Company and the Investor (the "Registration Rights Agreement"), the Company is obligated to file a registration statement to register the shares of its common stock to be issued in the periodic draw downs.

         In connection with the Agreement, the Company issued a warrant to the Investor to purchase 140,000 shares of the Company's common stock at an exercise price of $0.21 per share (the "Warrant") and has undertaken to issue to the Investor an additional warrant to purchase 140,000 shares of the Company's common stock at an exercise price of $0.21 per share within 30 days of the Agreement.

         A complete copy of the Agreement, the Registration Rights Agreement, the Warrant and related press release are filed herewith as Exhibit 10.1, 10.2,
10.3 and 99.1, respectively, and incorporated herein by reference. The foregoing descriptions of the Agreement, the Registration Rights Agreement and the Warrant are qualified in their entirety by reference to such Exhibits.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

         The exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LUMENON INNOVATIVE LIGHTWAVE
                                               TECHNOLOGY, INC.

Date: August 23, 2002                          By: /s/ Gary Moskovitz
                                                  ------------------------------

                                               Name:  Gary Moskovitz
                                               Title: President and Chief
                                                      Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
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10.1          Common Stock Purchase Agreement, dated as of August 14, 2002, by and between Lumenon Innovative Lightwave Technology, Inc. and Crossover Ventures, Inc.

10.2 Registration Rights Agreement, dated as of August 14, 2002, between Crossover Ventures, Inc. and Lumenon Innovative Lightwave Technology, Inc.

10.3 Stock Purchase Warrant issued by Lumenon Innovative Lightwave Technology, Inc. to Crossover Ventures, Inc. on August 14, 2002

99.1          Press Release dated August 22, 2002

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